                                                                   EXHIBIT 10.18

                         AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER dated as of February 27, 1997 by and between ADE CORPORATION, a Massachusetts corporation (hereinafter called "Parent") (when used herein, the term "Parent" will include ADE corporation and its subsidiaries, unless the context requires otherwise), ADE TECHNOLOGIES, INC., a Massachusetts corporation (hereinafter called "Subsidiary"), DIGITAL MEASUREMENT SYSTEMS, INC., a Massachusetts corporation (hereinafter called "Acquired Company"), DENNIS E. SPELIOTIS, ELIAS SPELIOTIS, EVANTHIA SPELIOTIS, ISMENE SPELIOTIS, ADVANCED DEVELOPMENT CORPORATION, DAVID C. BONO and ALAN SLISKI (hereinafter each will be referred to individually as a "Stockholder" and collectively as the "Stockholders").

                             W I T N E S S E T H:

     WHEREAS, the respective Boards of Directors of Parent, Subsidiary and Acquired Company and the stockholders of Subsidiary and Acquired Company have approved the Plan of Merger attached hereto as EXHIBIT 1.1 (the "Plan of
                                               -----------
Merger"), pursuant to which Acquired Company will be merged into Subsidiary, a wholly-owned subsidiary of Parent, in accordance with the applicable statutes of the Commonwealth of Massachusetts (the merger of the Acquired Company with and into the Subsidiary will be referred to herein as the "Merger").

     WHEREAS, the Stockholders together, directly or indirectly, own 100% of the outstanding capital stock of Acquired Company.

     WHEREAS, Parent owns all of the outstanding capital stock of Subsidiary.

     WHEREAS, upon the effective date of the merger of Acquired Company with and into Subsidiary, all of the shares of common stock of Acquired Company then issued and outstanding will be converted into the right to receive shares of the Common Stock, par value $.01 per share, of Parent (the "Parent Stock") and the outstanding common stock of Subsidiary will continue to be outstanding stock of the corporation surviving the merger, all upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in order to consummate the transactions described above and in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the parties hereto agree as follows:

SECTION 1.     MERGER OF ACQUIRED COMPANY INTO SUBSIDIARY
----------     ------------------------------------------

     1.1.   Plan of Merger. Upon the terms and subject to the conditions set
            --------------
forth in this Agreement and in accordance with the applicable provisions of the laws of the Commonwealth of Massachusetts, Acquired Company will be merged with and into Subsidiary at the Closing (as hereinafter defined) in accordance with the Plan of Merger.

     1.2.   Effective Date of Merger. The Merger will be effective upon the
            ------------------------
filing with the Secretary of State of the Commonwealth of Massachusetts of Articles of Merger in the Form of EXHIBIT 1.2 hereto (the "Articles of Merger")
                                  -----------
or on such other date and time as is provided in the Plan of Merger (the date and time of the effectiveness of the Merger being hereinafter referred to as the "Effective Date").

     1.3.   Effect of Merger.  On the Effective Date, the separate existence of
            ----------------
Acquired Company will cease, and Subsidiary will continue its corporate existence and be the corporation surviving the merger. Upon the Effective Date, the capital stock of Subsidiary then issued and outstanding will not be changed and will continue to be outstanding. As more fully provided in the Plan of Merger, the capital stock of Acquired Company issued and outstanding on such date will be converted into, and the holders of shares of common stock of Acquired Company on the Effective Date (the "Acquired Company Stockholders") will be entitled to receive in exchange for such shares an aggregate of 800,000 shares of Parent Stock, 80,000 of which will be placed in escrow and held in accordance with an escrow agreement substantially in the form of EXHIBIT 1.3 hereto.
        -----------

SECTION 2.     REPRESENTATIONS AND WARRANTIES OF ACQUIRED COMPANY AND THE
----------     ----------------------------------------------------------
STOCKHOLDERS
------------

     Acquired Company and each of the Stockholders hereby represent and warrant, jointly and severally, as follows, except as stated otherwise with reference to a specific representation or warranty in the disclosure schedule attached hereto as SCHEDULE 2 (the "Disclosure Schedule"):
   ----------

     2.1.   Organization and Authority.  Acquired Company is a corporation duly
            --------------------------
organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with full corporate power and authority to own its assets and to conduct its business in the manner and in the places in which it is now being conducted. SECTION 2.1 of the Disclosure Schedule sets forth all
                         -----------
jurisdictions in which the Acquired Company is qualified to do business as a foreign corporation, which are the only states in which the character of the properties owned or leased by Acquired Company and the nature of the business conducted by it require such qualification and where the failure to be so qualified could have a material adverse effect on its business or financial condition. True and complete copies of the Articles of Organization and

Bylaws, together with all amendments thereto, of Acquired Company have been delivered to Parent.

     2.2.   Authorization; Binding Agreement. Acquired Company has full
            --------------------------------
corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, including the consummation of the Merger. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the consummation of the Merger, have been duly and validly authorized by Acquired Company's Board of Directors and its stockholders. No other corporate acts or proceedings on the part of the Company are necessary to authorize this Agreement and the consummation of the transactions contemplated hereby, including the Merger. When duly executed and delivered by the parties hereto and thereto, (i) this Agreement will constitute a valid and binding obligation of Acquired Company and the Stockholders, (ii) the Escrow Agreement will constitute a valid and binding obligation of the Stockholders, and (iii) the Employment Agreements and the Non competition Agreements will constitute valid and binding obligations of the Stockholders which are parties to them, in each case enforceable against Acquired Company and the Stockholders in accordance with such agreements' respective terms.

     2.3.   Capitalization. The authorized capital stock of the Acquired Company
            --------------
consists of 5,000 shares of Class A Common Stock (Voting), no par value (the "Voting Common Stock"), 1,000 of which are issued and outstanding and held beneficially of record by the persons and in the amounts listed in SECTION 2.3
                                                                   -----------
of the Disclosure Schedule, 5,000 shares of Class B Common Stock
(Nonvoting), no par value (the "Nonvoting Common Stock"), 53 of which are issued and outstanding and held beneficially of record by the person listed in
SECTION 2.3 of the Disclosure
-----------

Schedule, and 100 shares of Convertible Preferred Stock, $1,000 par value per share, none of which are issued and outstanding. The outstanding shares of Voting Common Stock were validly issued and are fully paid and nonassessable. There are no options, warrants, subscription, preemptive or other rights or commitments outstanding for the sale or issue of any shares or other securities of Acquired Company.

     2.4.   No Conflicts. Neither the execution and delivery by Acquired Company
            ------------
and the Stockholders of this Agreement, nor the consummation of the Merger and the other transactions contemplated hereby, nor compliance by Acquired Company and the Stockholders with any of the provisions hereof, will:

            (a) have a material adverse effect on any of the rights of Acquired Company in, to, or under any of the material agreements or have a material adverse effect on any material assets of Acquired Company;

            (b) subject to receipt of all third party consents and governmental approvals described in Section 2.22 hereof, violate, conflict with, result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice or the passage of time or otherwise, would constitute such a default) under, or entitle any party (with the passage of time or otherwise) to terminate, accelerate or give notice of a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets of Acquired Company, under (i) any of the provisions of the Articles of Organization or By-Laws of Acquired Company; (ii) any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which the Acquired Company is a party, or by which

Acquired Company or any of its assets may be bound or affected; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Acquired Company or any of its assets.

     2.5.   Subsidiaries and Investments. There is no corporation or other legal
            ----------------------------
entity in which Acquired Company has any direct or indirect ownership interest.

     2.6.   Financial Statements. Acquired Company has delivered to Parent true
            --------------------
copies of all of its federal, state and local tax returns for each of its last three fiscal years, an unaudited balance sheet of Acquired Company (the "Balance Sheet") as at December 31, 1996 (the "Balance Sheet Date") and unaudited monthly statements of net income for the nine months period then ended (such tax returns, the Balance Sheet and such income statements will be referred to collectively as the "Financial Statements"). The Financial Statements are in accordance with all books, records and accounts of Acquired Company, are true and complete, were prepared in accordance with generally accepted accounting principles on a consistent basis and present fairly the financial position and results of operations of Acquired Company as of the dates and for the periods indicated.

     2.7.   Ownership of and Title to Assets.
            --------------------------------

            (a)   SECTION 2.7(A) of the Disclosure Schedule sets forth a
                  --------------
complete list and brief description of all real property owned by Acquired Company. Acquired Company has good and marketable title to all such real property, in each case free and clear of all material mortgages, liens, and encumbrances except those shown or reflected in the Balance Sheet and except liens for taxes not yet due and encumbrances which do not materially reduce the value of such property.

            (b)   SECTION 2.7(B) of the Disclosure Schedule sets forth a
                  --------------
complete list of all leases or agreements under which Acquired Company is lessee of or holds or operates any real property and a brief description of the property. Each of such leases is in full force and effect and enforceable in accordance with its terms, and there is not under any of such leases any existing default of Acquired Company (or event or condition which with notice or lapse of time, or both, would constitute a default) with respect to any material term thereof.

            (c)   SECTION 2.7(C) of the Disclosure Schedule sets forth a
                  --------------
complete list and brief description of all personal property and all other assets not listed in SECTION 2.7(A) or SECTION 2.7(B) of the Disclosure Schedule
                     --------------    --------------
owned or leased by Acquired Company (including those shown or reflected in the Balance Sheet, except such properties and assets as have been sold or otherwise disposed of in the ordinary course of business since the Balance Sheet Date). Except as indicated in SECTION 2.7(C) of the Disclosure Schedule, such personal
                       --------------
property and other assets are free and clear of all material mortgages, liens, and encumbrances except those shown or reflected in the Balance Sheet and except liens for taxes not yet due and encumbrances which do not materially reduce the value of such property and assets.

            (d)   SECTION 2.7(D) of the Disclosure Schedule sets forth a
                  --------------
complete list of all leases or agreements under which Acquired Company is lessee of or holds or operates any personal property and a brief description of the personal property. Each of such leases is in full force and effect and enforceable in accordance with its terms, and there is not under any of such leases any existing default of Acquired Company (or event or condition which with notice or lapse of time, or both, would constitute a default) with respect to any material term thereof.

            (e) All equipment included in the assets of Acquired Company has been maintained in good repair in accordance with the usual practices in the United States of businesses similar to Acquired Company's business, is in good condition, ordinary wear and tear excepted, and is useable in the ordinary course of Acquired Company's business.

     2.8.   Transactions with Affiliates. SECTION 2.8 of the Disclosure Schedule
            ----------------------------  -----------
is a complete list of all executory agreements, contracts or commitments of Acquired Company involving any Affiliate of Acquired Company. Except as set forth in SECTION 2.8 of the Disclosure Schedule, since April, 1993, the Company
         -----------
has not (i) made purchases or sales of products or services from or to any Affiliate, (ii) transferred any assets to any Affiliate, (iii) entered into, amended or canceled any transaction, contract, agreement or commitment involving any Affiliate, or (iv) used any property, asset, facility, service or personnel which are held, owned, provided or employed by any Affiliate. For purposes hereof, the term "Affiliate" will include the Stockholders and will also mean any member of a Stockholder's family, any entity in which any Stockholder or any member of a Stockholder's family, directly or indirectly or through one or more intermediaries, has a significant interest, and any person who, directly or indirectly or through one or more intermediaries, controls or is controlled by, or is under common control with, the Acquired Company. All transactions between Acquired Company and any Affiliate have been entered into at arm's length, on terms no less favorable to Acquired Company than could be obtained from a third party which is not an affiliate of Acquired Company.

     2.9.   Accounts Receivable. All of the accounts and notes receivable of
            -------------------
Acquired Company reflected in the Financial Statements have been collected or are current or collectible at the aggregate recorded amounts thereof less any allowance for doubtful accounts reflected in the Financial Statements.

     2.10.  Inventory. The inventory of Acquired Company is of a quality and
            ---------
quantity usable or salable in the ordinary course of business, is carried on the Financial Statements and the books of the Company at an amount which is not excessive and reflects valuations determined in accordance with generally accepted accounting principles applied on a consistent basis.

     2.11.  Absence of Undisclosed Liabilities. As of the Balance Sheet Date,
            ----------------------------------
Acquired Company:

            (a) had no material liabilities of any nature, whether accrued, absolute, contingent, or otherwise (including, without limitation, liabilities for taxes due) other than liabilities reflected or reserved against in the Financial Statements or described in this Agreement;

            (b) all tax returns and tax reports required of or in respect of Acquired Company by the laws of the United States or of any other country, or of any state or local governmental body, have been duly filed;

            (c) all taxes shown to be due thereon have been paid, and adequate provision has been made in the Financial Statements for the payment of all accrued and unpaid Federal, state, local and foreign taxes, whether or not yet due, for all annual, quarterly, month ended periods prior to the date of Closing; and

            (d) except as set forth in the Disclosure Schedule delivered to Parent by Acquired Company, Acquired Company is not a party to any action or proceeding for the assessment or collection of taxes.

     2.12.  Absence of Certain Changes. Except as set forth in SECTION 2.12 of
            --------------------------                         ------------
the Disclosure Schedule, Acquired Company has not since March 31, 1996:

            (a) Suffered any material adverse change in its financial condition, assets, liabilities, or business, or become aware of any event which Acquired Company has reasonably grounds to believe could result in any such material and adverse change;

            (b) Permitted any mortgage, encumbrance, or lien to be placed on any of its assets;

            (c) Entered into any agreement guaranteeing the obligations of any third person or agreeing to indemnify any third person;

            (d) Incurred any material liability or obligation except current liabilities incurred in the ordinary course of business, or issued any notes or other corporate debt securities;

            (e) Sold or otherwise disposed of, or entered into any agreement or other arrangement for the sale or other disposition of, any material item of its assets other than in the ordinary course of its business;

            (f) Suffered any damage, destruction, or casualty loss, whether or not covered by insurance;

            (g) Declared or set aside or paid any dividend, made any other distribution in respect of its capital stock, redeemed, purchased, or otherwise acquired any of its capital stock, or issued any stock or other securities or options or other rights to acquire the same;

            (h) Made any change in the compensation payable to any officer, employee, or agent other than normal increases or bonuses in accordance with its usual compensation practices;

            (i) Entered into any transaction other than in the ordinary course of business;

            (j) Been a party to any other event, condition, or state of facts of any character which has had or could have a material adverse effect on the results of operations, business, financial condition, or assets of Acquired Company; or

            (k) Entered into any agreement with respect to any of the foregoing.

     2.13.  Patents, Trademarks and Copyrights.  SECTION 2.13 of the Disclosure
            ----------------------------------   ------------
Schedule is a complete list of all domestic and foreign patents, patent applications, trademarks, trade names, inventions, discoveries, confidential know-how, copyrights and licenses (the "Proprietary Rights") therefor which are owned by or registered in the name of Acquired Company and which are material to its business. Acquired Company owns or is licensed under all Proprietary Rights necessary for and material to the operation of its business as presently conducted, all of which are in good standing and uncontested. There is no material claim pending or, to the knowledge of Acquired Company or the Stockholders, threatened against Acquired Company with respect to the ownership or used thereof by Acquired Company by any third party nor to the knowledge of Acquired Company or the Stockholders is there any basis for such a claim.

     2.14.  Material Agreements. SECTION 2.14 of the Disclosure Schedule is a
            -------------------  ------------
list of all material contracts, agreements, and other instruments to which Acquired Company is a party. Except as described in SECTION 2.14 of the
                                                    ------------
Disclosure Schedule, Acquired Company is not a party to any material contract or agreement or other instrument not entered into in the ordinary course of business, including any of the following:

            (a) Contract for employment of any officer or employee at a salary in excess of $50,000 per year, which is not terminable without liability on not more than thirty days' notice;

            (b) Bonus, pension, profit sharing, retirement, stock option, deferred compensation, life, medical, or hospital insurance, or other plan or agreement providing employee benefits;

            (c)   Contract with any labor organization;

            (d) Lease, license, franchise, distributorship, dealer, manufacturer's representative, or sales agency agreement;

            (e) Contract for future purchase of materials, supplies, services, machinery, or equipment continuing for a period of more than ninety days or involving more than $50,000;

            (f) Guarantee, subordination, or other similar arrangement or undertaking by which Acquired Company is contingently liable upon the indebtedness or obligation of any other person;

            (g) Contract or commitment for capital expenditures in excess of Ten Thousand Dollars ($10,000);

            (h) Power of attorney for any person, firm or corporation for any purpose whatsoever;

            (i) contract, agreement, commitment or business arrangement with or to, and purchases from or other business arrangements with, any current or former principal stockholders, directors or officers of Acquired Company (or any spouse or relative of the foregoing) or interest in any party with which Acquired Company does business;

            (j) Note, mortgage, indenture, deed of trust, credit or loan agreement, or similar instrument under which Acquired Company is indebted for borrowed money, or the price of purchased assets.

     To Acquired Company's and the Stockholders' knowledge, Acquired Company has performed in all material respects all obligations required to be performed by it to date under all such contracts and agreements described in the Disclosure Schedule and is not in default in any material respect under any of such contracts or agreements, and to Acquired Company's and the Stockholders' knowledge all parties with whom it has contractual arrangements are in substantial compliance therewith.

     2.15.  Insurance. SECTION 2.15 of the Disclosure Schedule sets forth a list
            ---------  ------------
and brief description of all policies or binders of fire, errors and omissions, liability, product liability, workman's compensation, vehicular and other insurance held by or on behalf of the Acquired Company. All premiums payable under such policies and binders have been paid when due and such policies and binders are valid and enforceable in accordance with their terms, are in full force and effect, and are adequate and customary for the type and scope of Acquired Company's assets and business.

     2.16.  Books and Records. The books of account, ledgers, order books,
            -----------------
records and documents of the Company accurately reflect all material information relating to the financial affairs of Acquired Company, the nature, acquisition, maintenance, location and collection of the Acquired Company's assets , and the nature of all transactions giving rise to liabilities reflected on the Financial Statements or incurred subsequent to the Balance Sheet Date.

     2.17.  Employee Benefit Plans.  Acquired Company has no bonus, deferred
            ----------------------
compensation, profit sharing, stock purchase, stock option, or retirement arrangement, whether legally binding or not, and Acquired Company is not presently paying any pension, deferred compensation or retirement allowance to anyone. Acquired Company has no employee benefit plans, as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     2.18.  Litigation.  Except as described in SECTION 2.18 of the Disclosure
            ----------                          ------------
Schedule, there are no actions, suits, proceedings, claims, or investigations by any United States or foreign governmental agency of any other third party pending or, to the knowledge of Acquired Company or either of the Stockholders, threatened against, by, or affecting Acquired Company which might have a material adverse effect on Acquired Company or its business or assets or which might prevent or hinder the consummation of the transactions contemplated by this Agreement.

     2.19.  Compliance With Laws. Acquired Company has complied with all
            --------------------
material laws, rules and regulations applicable to its business (including without limitation with respect to wages, hours, hiring, promotions, equal opportunity, nondiscrimination, health, safety, environmental matters, product labeling, warranties, packaging, advertising or the sale of products, trade regulations, antitrust or control and foreign exchange), has filed with the proper authorities all material statements, reports, information and forms required by all applicable laws, rules and regulations, and has maintained in full force and effect all licenses and permits necessary for the conduct of its business. Acquired Company has received no written notice or informal advice concerning any revocation or limitation of any such license or permit and no such proceeding is pending, or to the knowledge of Acquired Company or the Stockholders, threatened.

     2.20.  Environmental Laws.
            ------------------

            (a) Except as reasonably would not be likely to result in a material liability to Acquired Company, no underground storage tanks and no amount of any substance that has been designated by any governmental agency or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to such laws, (a "Hazardous Material"), but excluding office and janitorial supplies, are present, as a result of the actions of Acquired Company or any affiliate of Acquired Company, or, to Acquired Company's knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that Acquired Company has at any time owned, operated, occupied or leased.

            (b) Except as reasonably would not be likely to result in a material liability to Acquired Company, Acquired Company has not transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing Date, nor has Acquired Company disposed of, transported, sold, used, released, exposed its employees or others to or manufactured any product containing a Hazardous Material (collectively "Hazardous Materials Activities") in violation of any rule, regulation, treaty or statute promulgated by any governmental agency in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

            (c) Acquired Company currently holds all environmental approvals, permits, licenses, clearances and consents (the "Acquired Company Environmental Permits") necessary for the conduct of Acquired Company's Hazardous Material Activities and other businesses of Acquired Company as such activities and businesses are currently being conducted.

            (d) No material action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to Acquired Company's or the Stockholders' knowledge, threatened concerning any Acquired Company Environmental Permit, Hazardous Material or any Hazardous Materials Activity of Acquired Company. Neither Acquired Company nor either of the Stockholders is aware of any fact or circumstance which could involve Acquired Company in any material environmental litigation or impose upon Acquired Company any material environmental liability.

     2.21.  Bank Accounts. SECTION 2.21 of the Disclosure Schedule is a complete
            -------------  ------------
list of the names and locations of all banks in which the Company has accounts, as well as a description and the account number of each such account.

     2.22.  Third Party Consents and Governmental Approvals. Except as set forth
            -----------------------------------------------
in SECTION 2.22 of the Disclosure Schedule or as otherwise described in this
   ------------
Agreement, no filing with or authorization, consent or approval of any third party or of any court, government, or governmental agency or instrumentality is required for Acquired Company and the Stockholders to execute and deliver this Agreement or to consummate the transactions contemplated hereby including the Merger.

     2.23.  Employee Matters; Labor Contracts.
            ---------------------------------

            (a)   SECTION 2.23 of the Disclosure Schedule is a complete list of
                  ------------
all employees of Acquired Company as of the date hereof.

            (b)   Acquired Company is in compliance in all material respects with all Federal, State and local laws relating to labor relations; no material labor strike or other material labor controversy or trouble is actually pending or, to the knowledge of Acquired Company and the Stockholders, threatened with respect to Acquired Company or the employees of Acquired Company; and there are no grievance or arbitration proceedings arising out of or under collective bargaining agreements with respect to Acquired Company. There are no claims against Acquired Company by employees of Acquired Company. Relations between Acquired Company and its employees are good, and Acquired Company never has experienced any work stoppage or other labor difficulty.

            (c) Acquired Company is not a party to or bound by any labor or collective bargaining agreement and no representation question exists respecting the employees of the Acquired Company.

     2.24.  Securities Act Exemption.  Each Stockholder acknowledges that the
            -------------------------
securities of Parent that will be received by him pursuant to this Agreement will be delivered without registration of the same under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an exemption from registration available under the Securities Act, and may not be resold by him unless (i) a registration statement is in effect under the Securities Act with respect to such securities or (ii) an exemption from such registration is available under the Securities Act. Each Stockholder, other than Alan Sliski, represents that he is an "accredited investor" within the meaning of that term as it is defined in Rule 501 under the Securities Act. Each Stockholder represents that he is purchasing the securities of Parent hereunder for his own account for investment and not with a view to the resale or distribution thereof.

     2.25.  Disclosure. No representation or warranty set forth in this Section
            ----------
or in the Disclosure Schedule contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF PARENT AND SUBSIDIARY
----------  -------------------------------------------------------

     Parent and Subsidiary jointly and severally represent and warrant as follows:

     3.1.   Organization and Authority.  Parent is a corporation duly organized,
            --------------------------
validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to own its property and assets and to conduct its business in the manner and places in which it is now conducted.

     3.2.   Authorization; Binding Agreement.  Parent and Subsidiary have full
            --------------------------------
corporate power and authority to enter into this Agreement and to carry out their obligations hereunder, including the consummation of the Merger. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the consummation of the Merger, have been duly and validly authorized by Parent's and Subsidiary's respective Boards of Directors and Subsidiary's sole stockholder. No other corporate acts or proceedings on the part of Parent or Subsidiary are necessary to authorize this Agreement and the consummation of the transactions contemplated hereby, including the Merger. When duly executed and delivered by the parties hereto and thereto, (i) this Agreement will constitute a valid and binding obligation of Parent and Subsidiary, (ii) the Escrow Agreement will constitute a valid and binding obligation Parent, and (iii) the Employment Agreements will constitute valid and binding obligations of Subsidiary, in each case enforceable against Parent and Subsidiary in accordance with such agreements' respective terms.

     3.3.   Capitalization.  The authorized capital stock of Parent consists of
            --------------
25,000,000 shares of common stock, $.01 par value, 7,765,487 shares of which were issued and outstanding on January 31, 1997 and 1,978,635 shares are reserved for issuance upon exercise of outstanding options or options available for granting under Parent's stock option plans and employee stock purchase plan.

     3.4.   No Conflicts. Neither the execution and delivery by Parent and
            ------------
Subsidiary of this Agreement, nor the consummation of the Merger and the other transactions contemplated hereby, nor compliance by Parent and Subsidiary with any of the provisions hereof, will:

            (a) have a material adverse effect on any of the rights of Parent in, to, or under any of the material agreements or have a material adverse effect on any material assets of Parent;

            (b) violate, conflict with, result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice or the passage of time or otherwise, would constitute such a default) under, or entitle any party (with the passage of time or otherwise) to terminate, accelerate or give notice of a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets of Parent, under (i) any of the provisions of the Articles of Organization or By-Laws of Parent; (ii) any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which Parent is a party, or by which Parent or any of its assets may be bound or affected; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or any of its assets.

     3.5.   Current Public Information; Material Facts.  Parent has furnished to
            ------------------------------------------
Acquired Company and the Stockholders with copies of the following documents pertaining to Parent:

            (a) An Annual Report on Form 10-K for the fiscal year ended April 30, 1996;

            (b) An Annual Report to Stockholders (the "Annual Report") for the fiscal year ended April 30, 1996;

            (c) Quarterly Reports on Form 10-Q for the quarters ended July 31 and October 31, 1996;

            (d)   A proxy statement for the 1996 Annual Meeting; and

            (e) A press release in respect of Parent's sales and earnings for the quarter ended January 31, 1997 and other matters;

            (collectively, the "Disclosure Documents"). Exhibits required to be filed with the Securities and Exchange Commission as part of any of the Disclosure Documents have not been included in the materials furnished to Acquired Company and the Stockholders.

     3.6.   Absence of Certain Changes. Since the date of the consolidated
            --------------------------
balance sheet of Parent included in Parent's Quarterly Report on Form 10-Q for the quarter ended October 31, 1996, there has not been any material adverse change in the financial condition, assets, liabilities, or business of Parent, other than changes occurring in the ordinary course of business which have not had a material adverse effect on the financial condition, assets, liabilities or business of Parent.

     3.7.   Validity of Stock to be Issued in Merger. The shares of Parent Stock
            ----------------------------------------
to be issued upon consummation of the Merger will, when issued as provided therein, be duly authorized, validly issued, fully paid and nonassessable.

     3.8.   Organization of Subsidiary. Subsidiary is a corporation duly
            --------------------------
organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, with full corporate power and authority to carry out the transactions contemplated by this Agreement. All of the outstanding capital stock of Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable. All of the outstanding capital stock of Subsidiary is now owned by Parent and will be owned by it as of the Effective Date, and no third party has any right to or interest in any issued or unissued capital stock of Subsidiary.

     3.9.   Consents.  All consents, approvals, or authorizations required to be
            --------
obtained by Parent or Subsidiary in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including the Merger, have been obtained.

     3.10.  Disclosure. No representation or warranty set forth in this Section
            ----------
or in the Disclosure Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading.

SECTION 4.  COVENANTS OF ACQUIRED COMPANY AND THE STOCKHOLDERS PENDING MERGER
----------  -----------------------------------------------------------------

     Acquired Company covenants and agrees that between the date of this Agreement and the Closing:

     4.1.   Conduct of Business.  Except as otherwise consented to by Parent in
            -------------------
writing, Acquired Company will:

            (a) Conduct its business and maintain its assets and properties in substantially the same manner as heretofore;

            (b) Refrain from making any purchases or sales of any assets and from mortgaging, pledging, subjecting to lien, or otherwise encumbering any of its assets other than in the ordinary course of business;

            (c) Refrain from incurring any obligations or liabilities (absolute or contingent) other than those that are usual and normal in the ordinary course of its business;

            (d) Refrain from making any change in its Articles of Organization, Bylaws, or authorized or issued capital stock;

            (e) Refrain from declaring, setting aside, or paying any dividend, making any other distribution in respect of its capital stock, or making any direct or indirect redemption, purchase, or other acquisition of its capital stock;

            (f) Refrain from making any change in the compensation payable or to become payable to any of its officers, employees, or agents or making any bonus payment to or arrangement with any of them, other than in accordance with its past compensation practices;

            (g) Use its best efforts to prevent any change with respect to its management and supervisory personnel or banking arrangements;

            (h) Use its best efforts to keep intact its business organization, to keep available the services of its present officers and employees, and to preserve the goodwill of all suppliers, customers, and others having business relations with it;

            (i) Promptly advise Parent in writing of any matter arising or discovered after the date of this Agreement which, if existing or known at the date hereof, would be required to be set forth or described herein.

     4.2.   Insurance.  Acquired Company will at all times have in effect and
            ---------
maintain all insurance now in force or like policies on or with respect to its assets and its business.

     4.3.   Access to Books and Records. Between the date of this Agreement and
            ---------------------------
the Effective Date, at the reasonable request of Parent, Acquired Company will give full access to Parent and its agents, accountants, and attorneys to all the properties and assets, books, records and accounts, and other information, documentary or otherwise, concerning the affairs and business of Acquired Company and to cause its officers to furnish to Parent such financial and operating data and other information with respect to its business and properties as Parent shall from time to time request and will permit Parent and its agents, accountants, and attorneys to examine and inspect all such assets, properties, books, and records, during normal business hours.

     4.4.   Cooperation. Acquired Company will use its best efforts to cooperate
            -----------
in obtaining all necessary approvals required under applicable laws.

SECTION 5.  COVENANTS OF PARENT AND SUBSIDIARY PENDING MERGER
----------  -------------------------------------------------

     Parent and Subsidiary jointly and severally covenant and agree that between the date of this Agreement and the Closing Parent will take, and will cause Subsidiary to take, all necessary corporate and other action and will use its best efforts to obtain all consents and approvals required to enable each of them to carry out the transactions contemplated by this Agreement.

SECTION 6.  CONDITIONS TO OBLIGATIONS OF PARENT AND SUBSIDIARY
----------  --------------------------------------------------

     The obligation of Parent and Subsidiary to consummate this Agreement and the transactions contemplated hereby is subject, at the option of Parent, to the satisfaction at or before the Closing of the following conditions:

     6.1.   Performance by Acquired Company.  Acquired Company shall have duly
            -------------------------------
performed all of the acts and undertakings to be performed by it at or before the Closing.

     6.2.   Representations and Warranties. The representations and warranties
            ------------------------------
of Acquired Company contained in this Agreement shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing, except for changes contemplated by this Agreement, and Acquired Company shall have delivered a certificate of its chief executive officer to that effect to Parent at the Closing.

     6.3.   Opinion of Counsel. Acquired Company shall have furnished to Parent
            ------------------
an opinion of its counsel, Chris I. Pappas, dated the date of the Closing, substantially in the form of EXHIBIT 6.3 hereto.
                             -----------

     6.4.   Absence of Adverse Changes. Since the Balance Sheet Date and except
            --------------------------
as disclosed hereunder, there shall have been no material adverse change in the financial condition, business, or assets of Acquired Company.

     6.5.   No Governmental Proceedings.  Except as set forth herein or in the
            ---------------------------
Disclosure Schedule, there shall not have been any action or proceeding instituted before any court or governmental agency to restrain or prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated hereby, nor shall any governmental agency have notified any party to this Agreement that consummation of such transactions would constitute a violation of any law and that it intends to commence proceedings to restrain the consummation of such transaction or to force divestiture, which, in either case, in the opinion of Parent, would make it inadvisable to consummate such transaction.

     6.6.   Employment Agreements. Dennis E. Speliotis and David C. Bono shall
            ---------------------
have executed and delivered employment agreements with the Subsidiary (the "Employment Agreements"), substantially in the form of EXHIBIT 6.6(A) hereto, in
                                                       --------------
the case of Mr. Speliotis, and EXHIBIT 6.6(B) hereto, in the case of Mr. Bono.
                               --------------

     6.7.   Non competition Agreements. Messrs Bono and Speliotis shall have
            --------------------------
executed and delivered non competition agreements (the "Noncompetition Agreements") substantially in the form of EXHIBIT 6.7(A) AND EXHIBIT 6.7(B)
                                          ---------------------------------
hereto.

     6.8.   Employee Confidentiality Agreements. Each of the employees of
            -----------------------------------
Acquired Company shall have entered into employee agreements (the "Employee Agreements"), effective as of the Effective Date, substantially in the form of
EXHIBIT 6.8 hereto.
-----------

     6.9.   Registration Rights Agreement. Advanced Development Corporation and
            -----------------------------
David C. Bono shall have executed and delivered a Registration Rights Agreement in the form of EXHIBIT 6.9 hereto.
               -----------

     6.10.  Pooling of Interests.  Parent's independent accountants shall have
            --------------------
confirmed that the Merger will be accounted for as a pooling of interests.

     6.11.  Satisfaction of Counsel.  All actions, proceedings, instruments, and
            -----------------------
documents required to carry out this Agreement and the transactions contemplated hereby and all other related legal matters shall have been completed to the reasonable satisfaction of counsel for Parent.

     6.12.  Agreement for Amendment of Lease.  Dennis E. Speliotis as Trustee of
            ---------------------------------
Thouria Investment Trust shall have executed and delivered to Parent an agreement to amend the Triple Net Lease dated August 31, 1996 between him and the Acquired Company satisfactory in form and substance to Parent.

SECTION 7.  CONDITIONS TO OBLIGATIONS OF ACQUIRED COMPANY AND THE
----------  -----------------------------------------------------
STOCKHOLDERS
------------

     The obligation of Acquired Company to consummate this Agreement and the transactions contemplated hereby is subject, at the option of Acquired Company, to the satisfaction at or before the Closing of the following conditions:

     7.1.   Performance by Parent and Subsidiary. Parent and Subsidiary shall
            ------------------------------------
each have duly performed all of the acts and undertakings to be performed by it at or before the Closing Date.

     7.2.   Representations and Warranties. The representations and warranties
            ------------------------------
of Parent and Subsidiary contained in this Agreement shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing, except for changes contemplated by this Agreement, and Parent and Subsidiary shall each have delivered an officer's certificate to that effect to Acquired Company at the Closing.

     7.3.   Employment Agreements. Subsidiary shall have executed and delivered
            ---------------------
the Employment Agreements.

     7.4.   Noncompetition Agreements. Parent shall have executed and delivered
            -------------------------
the Noncompetition Agreements.

     7.5.   Registration Rights Agreement.  The Registration Rights Agreement
            -----------------------------
referenced in Section 6.9 shall have been executed and delivered by Parent.

     7.6.   Tax-Free Reorganization.  Acquired Company's tax counsel shall have
            -----------------------
confirmed that the Merger will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

     7.7.   Opinion of Counsel. Parent shall have furnished to Acquired Company
            ------------------
and the Stockholders an opinion of its counsel, Warner & Stackpole LLP, dated the date of the Closing, substantially in the form of EXHIBIT 7.7 hereto.
                                                      -----------

     7.8.   Absence of Adverse Changes. Since October 31, 1996 there shall have
            --------------------------
been no material adverse change in the financial condition, business, or assets of Parent.

     7.9.   Employee Benefits. Parent shall have made available to employees of
            -----------------
Acquired Company, effective as of the Effective Date, benefits similar to those provided by Parent to employees similarly situated, including health insurance, 401(k) plan participation and employee stock purchase plan participation.

     7.10.  Management Compensation. Parent shall have made available to
            -----------------------
Acquired Company's management effective as of the Effective Date a package of compensation on terms similar to those offered to Parent's similarly situated management employees

     7.11.  Satisfaction of Counsel.  All actions, proceedings, instruments, and
            -----------------------
documents required to carry out this Agreement and the transactions contemplated hereby and all other related legal matters shall have completed to the reasonable satisfaction of counsel for Acquired Company.

SECTION 8.  CLOSING
----------  -------

     8.1.   Closing Date.  The closing of the transactions contemplated by this
            ------------
Agreement (the "Closing") will take place on February ____, 1997 at the offices of Warner & Stackpole LLP, 75 State Street, Boston, Massachusetts 02109.

     8.2.   Execution of Articles of Merger. At the Closing Acquired Company and
            -------------------------------
Subsidiary shall each execute and deliver Articles of Merger as provided in the Plan of Merger and shall jointly cause such Articles to be filed with the appropriate governmental authorities in the Commonwealth of Massachusetts as soon as reasonably practicable following the execution and delivery thereof.

SECTION 9. REPRESENTATIONS AND WARRANTIES
---------- ------------------------------

     9.1.   Survival of Representation and Warranties.  All representations,
            -----------------------------------------
warranties, agreements, covenants, and obligations herein or in any Exhibit, certificate, or financial statement delivered by any party to another party hereunder shall be deemed to have been relied upon by the other party, and shall survive the Closing and shall not merge in the performance of any obligation by any party hereto.

SECTION 10. INDEMNIFICATION
----------- ---------------

            (a) Each Stockholder, jointly and severally, shall indemnify, defend and hold Parent harmless against and from all losses, claims, liabilities, costs, or expenses (including reasonable attorneys' fees) or other damages of any nature (collectively "Damages") incurred by it which are caused by or arise out of (i) the breach of any representation or warranty made by

Acquired Company or the Stockholders in this Agreement or in any document or certificate delivered pursuant to this Agreement or (ii) any breach of any covenant or agreement of Acquired Company or the Stockholders contained herein or in any agreement entered into by the parties hereto in connection with the transactions contemplated herein. Parent agrees that it will not look to the Stockholders' assets (other than funds held under the Escrow Agreement) for satisfaction of any rights to indemnification hereunder unless and until the funds held under the Escrow Agreement have been exhausted or distributed. For purposes of valuing indemnification amounts recovered by Parent pursuant to this Section from shares of Parent Stock held in escrow under the Escrow Agreement, such shares of Parent Stock will be valued at the last sale price for a share of such stock as reported by Nasdaq on the day prior to the Effective Date of the Merger.

            (b) Whenever Parent shall have notice that a claim or demand has been asserted or threatened against Parent which, if true, would constitute a basis for indemnification hereunder, Parent shall give written notice of such claim or demand to Dennis E. Speliotis (the "Representative"), the representative of the Stockholders; provided, however, that any failure by
                                    --------
Parent to give such notice shall not prejudice the rights of Parent to indemnification hereunder, except to the extent that such failure adversely affects the Representative's ability to investigate or defend such claim or demand. The Representative shall then have the right, upon written notice to Parent acknowledging the Stockholders' obligation to indemnify, defend, and hold harmless Parent under this Section against and from all Damages resulting from such claim or demand, to contest, negotiate or settle any such claim or demand through counsel of its choice, subject to approval of such counsel by Parent, and solely at the cost, risk and expense of the Stockholders; provided, however,
                                                              --------
(i) that the Representative shall not compromise or offer to settle or compromise any such claim or demand on a basis which would or could result in the imposition of a consent order, injunction or decree that would or could restrict the future activity or conduct of Parent, and (ii) Parent shall have the right to participate, at Parent's expense, in the defense of any such claim or demand using counsel of Parent's choosing. In the event that (x) the Representative shall fail to give the above-mentioned written notice to Parent within ten (10) days after Parent has notified the Representative that any such claim or demand has been asserted or threatened, or (y) in the event such notice is given but any such claim or demand is not promptly settled or promptly and diligently contested by the Representative, Parent shall have the right to satisfy and discharge the same by payment, compromise or otherwise, and the Stockholders shall be liable therefor to Parent in accordance with and to the extent provided by this Section. Parent may also defend any such claim or demand in the event the Representative fails to give such notice within such ten day period, and no actions taken or omitted to be taken by Parent in connection with such defense shall affect Parent's right to full indemnification hereunder.

            (c) Parent shall indemnify, defend and hold each of the Stockholders harmless against and from all Damages incurred by them which are caused by or arise out of (i) the breach of any representation or warranty made by Parent or Subsidiary in this Agreement or in any document or certificate delivered pursuant to this Agreement or (ii) any breach of any covenant or agreement of Parent or Subsidiary contained herein or in any agreement entered into by the parties hereto in connection with the transactions contemplated herein.

            (d) Whenever any Stockholder shall have notice that a claim or demand has been asserted or threatened against him which, if true, would constitute a basis for indemnification hereunder, the Representative shall give written notice of such claim or demand to Parent; provided, however, that any failure by the
                                --------
Representative to give such notice shall not prejudice the rights of the Stockholders to indemnification hereunder, except to the extent that such failure adversely affects Parent's ability to investigate or defend such claim or demand. Parent shall then have the right, upon written notice to the Representative acknowledging the Parent's obligation to indemnify, defend, and hold harmless the Stockholders under this Section against and from all Damages resulting from such claim or demand, to contest, negotiate or settle any such claim or demand through counsel of its choice, subject to approval of such counsel by the Representative, and solely at the cost, risk and expense of Parent; provided, however, (i) that the Stockholders shall have the right to
        --------
participate, at the Stockholders' expense, in the defense of any such claim or demand using counsel of the Stockholders' choosing. In the event that
(x) Parent shall fail to give the above-mentioned written notice to the Representative within ten (10) days after the Representative has notified Parent that any such claim or demand has been asserted or threatened, or (y) in the event such notice is given but any such claim or demand is not promptly settled or promptly and diligently contested by Parent, the Stockholders shall have the right to satisfy and discharge the same by payment, compromise or otherwise, and Parent shall be liable therefor to the Stockholders in accordance with and to the extent provided by this Section. Parent may also defend any such claim or demand in the event the Representative fails to give such notice within such ten day period, and no actions taken or omitted to be taken by Parent in connection with such defense shall affect Parents right to full indemnification hereunder.

            (e) The right to indemnification pursuant to this Agreement shall survive any investigation made by the parties or their representatives, lenders on investors or the receipt of any opinion or certificate.

SECTION 11. MISCELLANEOUS
----------- -------------

     11.1.  Employee Option Pool.  Parent agrees to make available to senior
            --------------------
management of the Acquired Company options to purchase an aggregate of 40,000 shares of Parent Stock, at an exercise price equal to the last sale price of a share of Parent Stock as reported by Nasdaq for the date preceding the date of grant, for granting to key employees of Acquired Company recommended by management and approved by Parent's Compensation Committee at the earliest date practicable after the Closing.

     11.2.  Fees and Expenses. Parent and the Stockholders each shall bear its
            -----------------
own or their expenses in connection with the negotiation and the consummation of this Agreement; provided, however, that if this Agreement is terminated by either party by reason of the other party's failure in an arbitrary and willful manner to satisfy one or more of the conditions to closing hereunder, the party which shall have failed to satisfy such condition or conditions shall reimburse the other party for, in addition to any other damages incurred by such other party, all reasonable out-of-pocket legal, auditing and professional consulting expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     11.3.  Brokers.  Each of the parties represents that it had no dealings in
            -------
connection with this transaction with any finder or broker. Acquired Company and Parent each agree to indemnify the other against and hold the other harmless from any and all liabilities (including without limitation cost of counsel) to any other persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     11.4.  Law Governing.  This Agreement shall be governed by and construed in
            -------------
accordance with the laws of the Commonwealth of Massachusetts without regard to the doctrine of conflicts of laws.

     11.5.  Notices. All notices, requests, demands and other communications
            -------
hereunder shall be deemed to have been duly given if delivered or mailed postage prepaid:


     if to Acquired Company:      Dimensional Measurement Systems, Inc.
                                  8 Ray Avenue
                                  Burlington, Ma  01803
                                  Attn:  President

     if to Stockholders:          Dennis E. Speliotis, Stockholders
                                  Representative
                                  8 Ray Avenue
                                  Burlington, Ma  01803

     if to Parent or Subsidiary:  ADE Corporation
                                  80 Wilson Way
                                  Westwood, MA 02090-1806
                                  Attn: Business Unit Manager

     with a copy to:              Warner & Stackpole LLP
                                  75 State Street
                                  Boston, MA 02109
                                  Attn: Willard G. McGraw, Jr.

or to such other address as either party may by notice to the other designate.

     11.6.  Entire Agreement.  This Agreement, the Exhibits delivered pursuant
            ----------------
hereto, and any documents referred to or delivered pursuant to this Agreement or any of the transactions contemplated hereby constitute the entire agreement between the parties with respect to the transactions contemplated herein and supersede all prior agreements and undertakings of the parties with respect thereto. Each of the Exhibits delivered pursuant to the terms of this Agreement is in writing and has been initialed by an officer of the delivering party.

     11.7.  Confidentiality. If the Merger and the transactions contemplated by
            ---------------
this Agreement are not consummated, then each of the parties to this Agreement agrees to keep confidential and shall not use for its own benefit any of the information (unless in the public domain) obtained from any other party and shall promptly return to each such other party all schedules, documents or other written information (without retaining copies thereof) previously obtained from each such other party.

                           [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed under their respective seals by their respective officers hereunto duly authorized, as of the day and year first above written.

PARENT:                  ADE CORPORATION

                         By: /s/ Mark D. Shooman
                             _____________________________
                             Name: Mark D. Shooman
                             Title: Vice President and Chief Financial Officer

SUBSIDIARY:              ADE TECHNOLOGIES, INC.

                         By: /s/ Mark D. Shooman
                             _____________________________
                             Name: Mark D. Shooman
                             Title: Vice President and Chief Financial Officer

ACQUIRED COMPANY:        DIGITAL MEASUREMENT SYSTEMS, INC.

                         By: /s/ Dennis E. Speliotis
                            -----------------------------
                            Name:
                            Title:

STOCKHOLDERS:            ADVANCED DEVELOPMENT CORPORATION

                         By: /s/ Dennis E. Speliotis
                            -----------------------------
                            Name:
                            Title:

                         /s/ David C. Bono
                         --------------------------------
                         David C. Bono
                         62 Wellesley Road
                         Wellesley, Ma  02181

                         /s/ Dennis E. Speliotis
                         --------------------------------
                         Dennis E. Speliotis
                         22 Ingleside Road
                         Lexington, Ma  02173

                         /s/ Alan Sliski
                         --------------------------------
                         Alan Sliski
                          293 Concord Rd
                         --------------------------------
                          Lincoln, MA. 01773
                         --------------------------------
                         ________________________________

                         /s/ Elias Speliotis
                         --------------------------------
                         Elias Speliotis
                         11 Bulkeley Road
                         Littleton, Ma 01460


                         ________________________________
                         Evanthia Speliotis
                         2007 Trevilian Way
                         Louisville, KY 40205


                         ________________________________
                         Ismene Speliotis
                         324 Bergen St., Apt. 3B
                         Brooklyn, NY 11217

                         ________________________________
                         Elias Speliotis
                         11 Bulkeley Road
                         Littleton, Ma  01460


                         /s/ Evanthia Speliotis
                         --------------------------------
                         Evanthia Speliotis
                         2007 Trevilian Way
                         Louisville, KY  40205


                         ________________________________
                         Ismene Speliotis
                         324 Bertin Street Apt. 3B
                         Brooklyn, NY  10112

                         ________________________________
                         Elias Speliotis
                         11 Balkeley Road
                         Littleton, Ma 01460


                         ________________________________
                         Evanthia Speliotis
                         2007 Trevilian Way
                         Louisville, KY 40205


                         /s/ Ismene Speliotis
                         --------------------------------
                         Ismene Speliotis
                         324 Bergen Street Apt. 3B
                         Brooklyn, NY 11217